Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 12, 2002.

The following change to the first paragraph of the Management section of the Investor Class, Trust Class and Advisor Class Prospectuses with regards to the Neuberger Berman Focus Fund is effective as of November 5, 2003:

          MANAGEMENT

Kent Simons and Robert B. Corman are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Simons has managed the fund’s assets since 1988. Corman has co-managed the fund’s assets since November 2003. He has held senior positions in portfolio management at four other firms since 1981.

The following change to the first paragraph of the Management section of the Investor Class and Trust Class Prospectuses with regards to the Neuberger Berman International Fund is effective as of November 5, 2003:

          MANAGEMENT

Benjamin Segal is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Segal joined the firm in 1999 and has been the manager since November 2003. Prior to that he was a co-manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

The date of this supplement is November 5, 2003.